BLACKROCK FUNDSSM

BlackRock Total Stock Market Index Fund

(the “Fund”)

Supplement dated April 8, 2016 to the Fund’s

Summary Prospectus dated August 12, 2015

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Alan Mason	2015	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2015	Managing Director of BlackRock, Inc.
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc.
Creighton Jue, CFA	2016	Managing Director of BlackRock, Inc.
Rachel Aguirre	2016	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.